December 2011 Exhibit 99.2 Patheon Fiscal 2011 Results

This presentation contains forward-looking statements or information which reflect our expectations regarding possible events, conditions, our future growth, results of operations, performance, and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks are described in our Registration Statement on
Form 10, as amended, and our other filings with the U.S. Securities and Exchange Commission and with the Canadian Securities
Administrators. Accordingly, you are cautioned not to place undue reliance on forward-looking statements.  These forward-looking statements are made as of the date hereof, and except as required by law, we assume no obligation to update or revise them to reflect new events or circumstances.
Use of Non-GAAP Financial Measures
References “Adjusted EBITDA” are to income (loss) before discontinued operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income, refinancing expenses, gains and losses on sale of fixed assets, gain on extinguishment of debt, income taxes, asset impairment charge, depreciation and amortization and other income and expenses.  Since Adjusted EBITDA is a non-GAAP measure that does not have a standardized meaning, it may not be comparable to similar measures presented by other issuers. Readers are cautioned that these non-GAAP measures should not be construed as alternatives to net income (loss) determined in accordance with GAAP as indicators of performance. Adjusted
EBITDA is used by management as an internal measure of profitability. The company has included these measures because it believes that this information is used by certain investors to assess its financial performance, before non-cash charges and certain costs that the company does not believe are reflective of its underlying business. An Adjusted EBITDA reconciliation of these amounts to the closest Canadian GAAP measure is included  in the appendix.
Forward-Looking Statements

3 3 • 2011 Financial Results • Transformation Results • Q&A Agenda

4 Fiscal 2011 Results

CONSOLIDATED STATEMENTS OF LOSS

	Three months ended October 31,		Years ended October 31,	
	2011	2010	2011	2010
(in millions of U.S. dollars, except loss per share)	$	$	$	$
Revenues	181.6	177.7	700.0	671.2
Cost of goods sold	145.9	134.9	561.9	526.2
Gross profit	35.7	42.8	138.1	145.0
Selling, general and administrative expenses	35.9	28.5	120.2	110.6
Repositioning expenses	3.5	1.0	7.0	6.8
Operating (loss) income	(3.7)	13.3	10.9	27.6
Interest expense, net	6.5	6.3	25.4	19.5
Impairment charge	-	0.2	-	3.6
Foreign exchange (gain) loss	(4.8)	2.0	(1.6)	(1.5)
Loss on sale of fixed assets	0.1	0.1	0.2	0.2
Refinancing expenses	-	0.2	-	12.2
Other (income) expense, net	1.1	-	(4.2)	(0.1)
(Loss) income from continuing operations before income taxes	(6.6)	4.5	(8.9)	(6.3)
(Benefit from) provision for income taxes	(1.3)	5.4	7.3	(3.0)
Loss before discontinued operations	(5.3)	(0.9)	(16.2)	(3.3)
Loss from discontinued operations	(0.1)	(0.9)	(0.6)	(1.7)
Net loss attributable to restricted voting shareholders	(5.4)	(1.8)	(16.8)	(5.0)

Fiscal 2011 Results
Full Year 2011 Summary
•Revenues for fiscal 2011 for Commercial
Manufacturing were $572.6m up from
$545.3m for fiscal 2010.  Adjusted EBITDA for
Commercial Manufacturing segment was $80.0m
up from $72.3m for fiscal 2010.
•Revenues for fiscal 2011 for Pharmaceutical
Development Services were $127.4m up from
$125.9m for fiscal 2010.  Adjusted EBITDA for
the PDS segment was $29.9m vs. $46.8m for
fiscal 2010.

th
Quarter Summary
• Revenues for Q4 for Commercial
Manufacturing were $146.8m up from
$144.8m in the same period last year.  Adjusted
EBITDA for Commercial Manufacturing segment
was $15.9m down from $26.6m in the same
period last year.
•Revenues for Q4 in Pharmaceutical Development
Services were $34.8m up from $33.0m in the
same period last year.  Adjusted EBITDA for the
PDS segment was $9.9m vs. $11.0m in the same
period last year.
• SG&A for Q4 was $35.9m up from $28.5m for
same period last year due primarily to higher
consulting fees for strategic initiatives.

Select Financial Data
This includes $32.9 M in 1Q11 and $17.5 M in 2Q11 related to deferred revenue and a reservation fee from an amended manufacturing supply agreement in the UK
Quarterly results for fiscal 2011
Q1 2011 Q2 2011 Q3 2011 Q4 2011 2011
(in millions of U.S. dollars) $ $ $ $ $
Revenues 175.7                    170.0                    172.7                    181.6                    700.0
Cost of goods sold 132.7                    138.0                    145.3                    145.9                    561.9
Gross profit 43.0                      32.0                      27.4                      35.7                       138.1
Selling, general and administrative expenses 27.8                      24.8                      31.7                      35.9                       120.2
Operating  income (loss) 14.3                      6.5                         (6.2)                       (3.7)                        10.9
Income (loss) before discontinued operations 0.7                         (11.1)                     (0.5)                       (5.3)                        (16.2)
Adjusted EBITDA 29.5                      14.3                      11.9                      17.3                       73.0

Our strategy will be executed across four elements
Our strategy is executed across four elements
Element I
Strengthen core
operations
Element II
Sell business
differently
Element III
Enter adjacencies
Element IV
Drive industry
consolidation

Operating
System
Mindsets,
Capabilities
& Behaviors
Management
Infrastructure
The formal
structures, processes
and systems through
which the operating
system is managed
to deliver the
business objectives
The way
physical assets
and resources
are configured
and optimized to
create value and
minimize losses
The way people think, feel and
conduct themselves in the
workplace, both individually and
collectively
Strengthen our core operations

Increase Efficiency
Expand Opportunity for Revenues
Improve Quality

•Right First Time (Reduced
Overtime)
•Operational Flow Efficiencies
& Output per Employee (ex.
lab testing)
•Improved Planning Process
•Decreased Labor Costs
•Increased Capacity (de-
creased bottlenecks)
•Increased throughput due
to labor efficiencies
•Develop Strategic Client
Relationships
•Improved Right First Time
•Reduce Inventory Write Offs
•Reduce Working Capital
Strengthen our Core: Operational Effectiveness
Increased
Margins
& Improved
Adjusted
EBITDA
“Rigorous
Transformation
Efforts focused on
expanding Revenue
Opportunities,
Increasing Operating
Margins, and
Improving Quality”
Wave 1 Diag.
Wave 1
Diag.
Diag.
Adjacent Areas     Wave 1 Diag.
Adjacent Areas Wave 1 Diag.
Adjacent Areas Wave 1
Rest of Sites
Italy
Cincinnati
Puerto Rico
Canada
Adjacent Areas
2Q11 3Q11 4Q11 1Q12 2Q12
Adjacent Areas

10 Our strategy is executed across four elements Element I Strengthen core operations Element II Sell business differently Element III Enter adjacencies Element IV Drive industry consolidation

Source:  PharmSource (2011)
CMO Market Trends and Implications
Competitive Landscape Trends
•
Highly fragmented market, and industry consolidation
is progressing slowly
•
3% to 5% annual growth forecasted (2011 – 2015)
•
CMOs continue to add capabilities/capacity despite
indication of oversupply
•
Fragmentation has led to low margins/pricing pressure
Implications for Patheon
•
Opportunity to better manage capacity and operational
efficiencies to deliver cost-effective manufacturing
solutions (i.e., lower cost of goods)
•
Potential for preferred provider model as pharma looks
to reduce sourcing costs
•
Opportunity to deliver higher-value offerings (e.g.,
drug delivery technologies; solubility technologies)
Catalent
13%
Patheon
5%
Vetter
4%
Baxter
4%
Famar
3%
Aenova
3%
Fareva
3%
Haupt
3%
DPT
2% Recipharm
2%
Nextpharma
2%
Hospira
2%
400+ Others
54%
CMO Market = $11.7 B.

•
Competition intensifies as new competitor
types (e.g., CROs) have broadened their
service offerings, expanding towards the PDS
space
•
Reduced funding for emerging pharmas’ early
development projects, and shrinking R&D
efforts within big pharma, are forcing smaller
CDOs to restructure/downsize
•
Market growth rates projected to approach 3%
annually (2011 through 2015)
Implications for Patheon
•
Opportunity to capitalize on CDO industry
restructuring through acquisitions/partnerships
or capture of weak players’ market share
•
Opportunity to provide “integrated early
development” offering to combat new entrants
•
Key capabilities could differentiate offerings:
Technologies (solubility-enhancing; highly
potent)
PDS Market Trends and Implications
Competitive Landscape Trends
*Market estimate includes clinical dose manufacturing, analytical services, and dose formulation services.
Source: PharmSource (2011)
Patheon,
$126
Catalent,
$35
Labs,
$100
Aptuit,
$75
AAI,  $75
Almac,
$100
PPD,
$100
100+
Others,
$690

PDS Market Size = $1.3 B*
Lancaster

You discover biologics.
We deliver products.
...tect your supply with Patheon.
Why limit your compound to just one bioavailability enhancement technology?
One price, multiple technologies = fast results
Patheon

Patheon
Performance the World Over

Biopharm
Sell business differently
Solution Based offerings that drive customer value
Sterile
Backup Supply
SoluPath™
Lessons Learned
•
Campaign messaging developed around
solutions to our customers’ problems rather
than our own existing capabilities
•
Fits a specific customer need which is
currently not well met by CDMOs…
•
SoluPath: “unbiased multi-technology assessment”
•
Sterile backup: “no volume commitment required”
•
… and for which Patheon has legitimate
strengths compared to competitors
•
SoluPath: “Patheon understands what it will take
to scale up all the way to commercial supply”
•
Sterile backup: “stellar regulatory compliance and
efficient tech transfer management”
1 1
2 2
3 3

Patheon
Performance the World Over

For Immediate Release

PATHEON SIGNS THREE YEAR $18 MILLION DEVELOPMENT AGREEMENT WITH BOEHRINGER INGELHEIM

TORONTO, (October 20, 2011) – Patheon, Inc. (TSX: PTI), a global provider of drug development and manufacturing services to the international pharmaceutical industry announced today that Boehringer Ingelheim, a leading globally operating pharmaceutical corporation, has awarded it two projects with combined revenue of more than $18 million over a three year period of time. The projects are both fixed-dose combination drugs in development for the treatment of the growing population of type II diabetics.

In commenting on the announcement, Mark Kontny, Patheon's President of Pharmaceutical Development Services and Chief Scientific Officer said, "I am very gratified that Boehringer Ingelheim recognizes our expertise in formulating, scaling and successfully launching complex formulations such as these molecules. It is this kind of support and recognition that has enabled us to develop our market leading position in pharmaceutical development services. "

Patheon.
Performance the World Over

14 Sell the business differently – early results Sell the business differently – early results

Principles of our Strategy
We will provide the industry’s leading customer experience. At all levels, places, and times our customers will have a predictably outstanding experience.
Our factories must be the highest quality, most flexible, and most efficient producers in the world.
Our Pharmaceutical Development Services will provide best technical and scientific solutions to solve difficult development problems and enhance product value.
We will create a culture of engagement, ownership and a shared commitment to excellence in all that we do.
We will operate our business in a disciplined, responsible, and ethical fashion such that our shareholders will appreciate superior returns over time.
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16 16 Q&A

Appendix
Adjusted EBITDA Bridges
Q1 2011 Q2 2011 Q3 2011 Q4 2011 2011
(in millions of U.S. dollars)
$ $ $ $ $
Adjusted EBITDA 29.5 14.3 11.9 17.3 73.0
Depreciation and amortization (14.9) (13.5) (12.6) (12.4) (53.4)
Repositioning expenses (0.9) (0.7) (1.9) (3.5) (7.0)
Interest expense, net (6.3) (6.3) (6.3) (6.5) (25.4)
(Provision for) benefit from income taxes (6.6) (4.7) 2.7 1.3 (7.3)
Other (0.1) 5.7 (1.5) 3.9
Income (loss) before discontinued operations 0.7 (11.1) (0.5) (5.3) (16.2)
(0.2)
2011 2010 2011 2010
(in millions of U.S. dollars)
$ $ $ $
Adjusted EBITDA 17.3 28.6 73.0 91.7
Depreciation and amortization (12.4) (16.3) (53.4) (55.8)
Repositioning expenses (3.5) (1.0) (7.0) (6.8)
Interest expense, net (6.5) (6.3) (25.4) (19.5)
Impairment charge - (0.2) - (3.6)
Refinancing expenses - (0.2) - (12.2)
Benefit from (provision for) income taxes 1.3 (5.4) (7.3) 3.0
Other (1.5) (0.1) 3.9 (0.1)
Loss before discontinued operations (5.3) (0.9) (16.2) (3.3)
Three months ended October 31, Year ended October 31,